EXHIBIT 10.32

*TEXT OMITTED AND FILED SEPARATELY
Confidential Treatment Requested
Under 17 C.F.R. Section 200.80(B)(4), 200.83 and
240.24b-2

FedEx Contract No. 06-0037-001

AMENDMENT

THIS AMENDMENT, made effective as of August 29, 2005 (the “Effective Date”), by and between FEDERAL EXPRESS CORPORATION (“Federal”) and TIME AMERICA, INC. (“Contractor”).

RECITALS

WHEREAS, FedEx Corporate Services, Inc. and Contractor entered into a Equipment Purchase, License and Services Agreement dated August 29, 2005 (the “Agreement”); and

WHEREAS, Federal, as an Affiliate (as defined in the Agreement), is allowed the right to make purchases under the Agreement; and

WHEREAS, Federal and Contractor now desire to further amend the Agreement to allow for such purchases.

FOR AND IN CONSIDERATION of the mutual covenants contained in this Amendment, Federal and Contractor (the “parties”) agree as follows:

1.             Orders and Fees.  All items listed in all orders set forth in this Amendment shall be provided to Federal by Contractor on the same terms and conditions as set forth in the Agreement.

a.             Second Order

(1)           The Agreement is hereby amended to provide that Contractor shall provide to Federal the items listed in the Second Order set forth in Exhibit A which is attached hereto and incorporated herein by reference (the “Initial Order”) for the total fee of Ninety-Two Thousand One Hundred and Seventy-Nine Dollars and Ninety-Nine Cents ($92,179.99).

(2)           For the Second Order under this Amendment, the parties agree that this Amendment shall serve as a purchase order and as confirmation for such purchase without the necessity for the issuance of any further ordering documentation.

b.             Third Order -  After the written acceptance by FedEx Corporate Services, Inc. of the software customization Services under the Professional Services Agreement dated August 29, 2005, Agreement, Federal shall be entitled to acquire by Purchase Order the items listed in the Third Order set forth in the attached Exhibit A for the total fee of One Hundred Eighty-Nine Thousand One Hundred and Ninety-Six Dollars and Ninety-Five Cents ($189,196.95).

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c.             Fourth Order - After the written acceptance by Federal of the results of the pilot field testing of the previously acquired Equipment, Federal shall be entitled to acquire by Purchase Order the items listed in the Fourth Order set forth in the attached Exhibit A for the total fee of One Million Three Hundred Seventy-Eight Thousand Eight Hundred Four Dollars and Forty -Three Cents ($1,378,804.43).

2.             Miscellaneous.

a.             Except as otherwise provided in this Amendment, all words and definitions used in this Amendment shall have the same meaning in this Amendment as in the Agreement.

b.             Other than as provided in this Amendment, all terms and provisions of the Agreement are hereby ratified and confirmed.

IN WITNESS WHEREOF, the parties hereby execute this Amendment on the day and year first above written.

FEDERAL EXPRESS CORPORATION	TIME AMERICA, INC.

BY:	BY:

PRINTED NAME:	PRINTED NAME:

TITLE:	TITLE:

DATE:	DATE

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Exhibit A

to the certain

Amendment No. 06-0037-001

between

FedEx Corporate Services, Inc. (“FedEx”) and Time America, Inc. (“Contractor”)

dated August 29, 2005

SECOND ORDER

Delivery - within ninety (90) business days of the Amendment Effective Date

MFG Part #	Description	Qty	Unit Cost	Total Cost
68-20000	[*]	[*]	[*]	[*]
68-21000	[*]	[*]	[*]	[*]
SECOND ORDER / TOTAL COST				$92,179.99

THIRD ORDER

Delivery – within ninety (90) business days of Contractor’s receipt of an applicable Purchase Order.

MFG Part #	Description	Qty	Unit Cost	Total Cost
68-50100	[*]	[*]	[*]	[*]
68-50105	[*]	[*]	[*]	[*]
68-50200	[*]	[*]	[*]	[*]
68-50300	[*]	[*]	[*]	[*]
68-50400	[*]	[*]	[*]	[*]
68-50405	[*]	[*]	[*]	[*]
68-50500	[*]	[*]	[*]	[*]
68-50505	[*]	[*]	[*]	[*]
68-50600	[*]	[*]	[*]	[*]
68-50305	[*]	[*]	[*]	[*]
68-50700	[*]	[*]	[*]	[*]
68-59999	[*]	[*]	[*]	[*]
THIRD ORDER / TOTAL COST				$189,196.95

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FOURTH ORDER

Delivery – within ninety (90) business days of Contractor’s receipt of an applicable Purchase Order.

MFG Part #	Description	Qty	Unit Cost	Total Cost
68-20000	[*]	[*]	[*]	[*]
68-21000	[*]	[*]	[*]	[*]
68-11005	[*]	[*]	[*]	[*]
N/A	[*]	[*]	[*]	[*]
N/A	[*]	[*]	[*]	[*]
FOURTH ORDER / TOTAL COST				$1,378,804.43

*    Confidential Treatment Requested